Other Income And Expenses	12 Months Ended
Mar. 31, 2017
Other Income and Expenses [Abstract]
Other Income and Other Expense Disclosure [Text Block]

11. Other Operating Income and Expense

Other operating expense in 2017 includes a charge for $1.2 million related to costs incurred due to some roof collapses at a Northwest plant as a result of heavy snowfall. In addition, there was a charge for an impairment of a long-term asset of $1.1 million. The Company also recorded a loss of $0.2 million on the sale of fixed assets.

Other operating income in 2016 included a gain of $24.3 million related to a contractual payment received in conjunction with a relationship transfer agreement with General Mills. The Company reversed a provision for the Prop 65 litigation of $0.2 million and reduced an environmental accrual by $0.1 million. The Company also recorded a gain of $0.4 million from the sale of other fixed assets.

Other operating income in 2015 included a gain of $5.0 million related to a contractual payment received in connection with the closing of a Midwest plant and a charge of $0.3 million related to environmental costs related to a Company-owned plant in New York State. The Company also recorded a gain of $0.1 million from the sale of other fixed assets.